Schedule14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

[X]      Definititive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                   Microwave Transmission Systems, Inc., Inc.
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                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Acts Rules 14a-(6)(i)(1) and 0-11.

         1)    Title of each class of securities to which transaction applies.

         2)    Aggregate number of securities to which transaction applied:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-12(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.


1)       Amount Previously Paid.

         ---------------------

2)       Form, Schedule or Registration Statement No.:

         ---------------------

3)       Filing Party:

         ---------------------

4)       Date Filed:

         ---------------------

                       MICROWAVE TRANSMISSION SYSTEMS INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 20, 2003

To the Stockholders of MICROWAVE TRANSMISSION SYSTEMS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MICROWAVE TRANSMISSION SYSTEMS, INC. (the "Company"), a Texas corporation, will be held on Thursday, November 20, 2003, beginning at 9:30 a.m., local time, at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, TX 75081 for the following purposes:

     1. To elect eight directors to serve until the next Annual Meeting of Stockholders of the Company or until their respective successors are elected and qualified;

     2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed November 5, 2003, as the record date for the determination of the stockholders entitled to notice of, and to vote at, this meeting. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's executive offices at 541 Sterling Drive, Richardson, TX 75081 for ten days prior to November 20, 2003.

         You are cordially invited to attend the meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. The proxy must be signed by all registered holders exactly as the stock is registered. It will assist us in preparing for the meeting if you will return your signed proxies promptly regardless of whether you expect to attend in person or have many or few shares.



                       BY ORDER OF THE BOARD OF DIRECTORS



      Richardson, TX

      November 7, 2003

        -----------------------------------------------------------------

                                    IMPORTANT

As a stockholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual Meeting of Stockholders in person.
                   It is important that your shares be voted.

       ------------------------------------------------------------------

                      MICROWAVE TRANSMISSION SYSTEMS, INC.
                    541 Sterling Drive, Richardson, TX 75081

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 20, 2003


      This Proxy Statement is furnished to stockholders of Microwave Transmission Systems, Inc., a Texas corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, November 20, 2003, at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, TX 75081 and is being mailed with proxies to such stockholders on or about November 7, 2003. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is voted.

      The 2001 Annual Report of the Company covering the fiscal year ended December 31, 2002, is being mailed herewith to stockholders. It does not form any part of the material for the solicitation of proxies.

                            Outstanding Capital Stock

      The record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders was the close business on November 5, 2003. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting 11,828,880 shares of Common Stock (the "Common Stock").

                                Quorum And Voting

      The presence, in person or by proxy, of the holders of a majority of the total combined voting power of the outstanding capital stock of the Company is necessary to constitute a quorum at the Annual Meeting of Stockholders. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share in the stockholder's name on the record date. At the record date, the total number of votes which could be cast by all holders of capital stock of the Company was 11,828,880.

                        Action to Be Taken at The Meeting

      The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted (i) FOR the election as directors of the Company of persons named under the caption "Election of Directors"; (ii) FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and (iii) in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.

      In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. The ratification of the appointment of Grant Thornton LLP as the Company's independent auditors requires a plurality of the votes cast at the meeting. (see "Quorum and Voting").

      When the giver of the proxy has appropriately specified how the proxy is to be voted, it will be voted accordingly. Your attention is directed to the accompanying proxy which provides a method for stockholders to withhold authority to vote for one or more nominees for director and to vote against or to abstain from voting on the other matters offered for approval. If any other matter or business is brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the share subject to the proxy, but management does not know of any such other matter or business.

      Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the person or persons acting under the proxy will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Each nominee has expressed to management his intention that, if elected, he will serve the entire term for which his election is sought.

                      Committees of the Board of Directors

      The Company does not have a nominating committee. In 2002, we established a compensation committee comprised of two members, Carl Moore and Kerry Tassopoulos. The compensation committee reviews the compensation of the Company's executives and the Company's various benefit plans and programs, meeting once in fiscal 2002.

      The Company's Board of Directors has established an Audit Committee and that committee has two members, Lou Strenger and Dan Lassiter. Lou Strenger is the chairman of the audit committee and is its financial expert as that term is defined in Item 401 of Regulation S-B promulgated pursuant to the Securities Exchange Act of 1934. (See Mr. Strenger's biography under the caption "Election of Directors" below.) Although the Company's securities are not traded on the American Stock Exchange, Mr. Strenger and Mr. Lassiter would satisfy the American Stock Exchange's definition for independent directors.

      The Audit Committee met four times in fiscal 2002 and was formed in January 2001. The duties of the Audit Committee are to recommend to the entire Board of Directors the selection of independent certified public accountants to perform an audit of the financial statements of the Company, to review the activities and report of the independent certified public accountants, and to report the results of such review to the entire Board of Directors. The Audit Committee also monitors the internal controls of the Company.

      The Company's Board of Directors has adopted a written charter for the audit committee which was included with the Company's proxy solicitation material for its annual meeting of stockholders held in 2001. The Audit Committee's report is set forth in Appendix A hereto.

                              Director Compensation

      The following sets forth certain information regarding compensation of directors paid for services in 2002 and those appointed to serve as directors other than named executive officers:

                                                                                                Number of
                                 Annual                     Consulting                         Securities
                                Retainer         Meeting    Fees/Other      Number of          Underlying
       Name                       Fees            Fees         Fees          Shares              Options

Carl Moore                          -           $4,000            -            -                   -

S. Kerry Tassopoulos                -           $4,000            -            -                   -

Lou Strenger                        -           $4,000            -            -                   -

Dan Lassiter                        -           $2,000                         -                   -

--------------------

         Directors of the Company receive $1,000 per quarter.

         In 2002 the Company's Board of Directors met four times.

                              Election of Directors

         Directors of Texas corporations are to be elected at the meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. It is intended that the shares, subject to the proxies solicited hereby, will be voted for the following nominees, whose age at November 3, 2003, and position with the Company is indicated in the table, for director, unless otherwise specified on the proxy:

           Name          Age    Position

Preston D. Spurlin       44     Chief Executive Officer, President, Director
Susan King               59     Vice President of Finance, Secretary, Director
David Story              41     Vice President of Operations, Director
Michael D. Sutton        48     Vice President of Field Services, Director
Carl Moore               49     Director
S. Kerry Tassopoulos     46     Director
Lou Strenger             54     Director
Dan Lassiter             55     Director

         P. David Spurlin is the founder of MTSI, Inc. and has served as its Chief Executive Officer, President and director since its inception in 1987.

         Susan King is the Company's Vice President of Finance, a position she assumed upon joining the Company in May 1988. Ms. King has more than 35 years experience in accounting and accounting management and became a director of the Company in December 2000.

         David Story is a Vice President of Operations for the Company, a position he assumed upon joining the Company in 1995. Mr. Story became a director of the Company in December 2000.

         Michael D. Sutton is Vice President of Field Services for the Company, a position he assumed upon joining the Company in 1987. Mr. Sutton became a director of the Company in December 2000.

         Carl Moore was a Vice President of Fort Worth Tower prior to its sale to an investment group in 1997. In 1999 Mr. Moore became president of Fort Worth Tower after its repurchase. Fort Worth Tower manufactures material used in the wireless communications industry. Mr. Moore became a director in December 2000.

         S. Kerry Tassopoulos is Director of Global Legal Resources for Mary Kay, Inc., a personal care, cosmetic and vitamin products company. Prior to Mary Kay, Mr. Tassopoulos served as Director of Government Affairs and Assistant General Counsel for Excel Communications, a provider of long distance telecommunications. Mr. Tassopoulos became a director of the Company in December 2000.

         Lou Strenger has been a business and management consultant since 1983 as a principal of ELESCO Financial Services and of Media97. He has consulted or participated in joint ventures primarily in financial services and media. He has been a health organization administrator and a hospital authority internal auditor. Mr. Strenger became a director of the Company in February 2001.

         Dan Lassiter is a self-employed Certified Public Accountant, a position he has held for more than five years. Mr. Lassiter became a director of the Company in August 2002.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO ELECT A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE INDIVIDUALS NAMED ABOVE. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

                       APPOINTMENT OF INDEPENDENT AUDITORS

      Based upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 31, 2003, upon approval by a majority of the stockholders present in person or represented by proxy at the Annual Meeting of Stockholders. Grant Thornton LLP has served as the Company's independent auditors since the fiscal year ending December 31, 2001. A representative of that firm is expected to be present at the Annual Meeting of Stockholders. Said representative will be available to answer questions and will be afforded an opportunity to make a statement if he or she so desires.

Audit Fees

      We paid aggregate fees of $82,345 billed for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of financial statements included in our Form 10-QSB's for that fiscal year.

Financial Information Systems Design and Implementation Fees

      In fiscal 2002, we did not pay to Grant Thornton LLP any fees for financial information system design and implementation fees.

All Other Fees

      In fiscal 2002 we did not pay to Grant Thornton LLP any fees for services other than audit fees.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE AND APPOINT THE AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF THE AUDITORS. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE AUDITORS.

                        Appointment of Grant Thornton LLP
      On January 17, 2002, we appointed Grant Thornton LLP as our independent auditors to replace the firm of King Griffin & Adamson P.C. who was dismissed contemporaneously therewith.

    Management represents as follows:

        (a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        (b) The decision to change accountants from King Griffin & Adamson P.C. (the "Accountant") to Grant Thornton LLP has been approved by the Company's Board of Directors.

        (c) During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant.

        (d) The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, including but not limited to:

                (i) the Accountant has not advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                (ii) the Accountant has not advised the registrant that
            information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                (iii) the Accountant has not advised the registrant of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant's attention that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (B) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

                (iv) the Accountant has not advised the registrant that
            information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of either
            (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

Executive Officers and Compensation
      The Company's executive officers serve on its Board of Directors.

      The following table sets forth certain information concerning the compensation of the chief executive officer of the Company and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000, for the fiscal years ended December 31, 2002, 2001, and 2000.

                           Summary Compensation Table

     Name and                       Fiscal           Annual Compensation                       All Other
         Principal Position          Year         Salary           Bonus                     Compensation

P. David Spurlin                    2002          $  115,013     $   4,860                      $    6,619
Chief Executive Officer             2001             115,013         4,952                          17,995
                                    2000             114,123         2,054                          17,426

David Story                         2002             129,231        15,663                           7,245
Vice-President                      2001             102,537         9,094                          16,745
                                    2000             101,743         5,369                          16,067

Mike Sutton                         2002              68,450        10,640                           3,955
Vice President                      2001              95,200         2,656                          14,678
                                    2000              78,037         3,785                          10,679

Susan King                          2002              91,930        16,060                           5,399
Vice-President/Secretary            2001              81,701        11,830                          14,030
                                    2000              87,148         3,060                          13,531


(1) Included in Other Compensation is premium paid on term life insurance policies on behalf of P. David Spurlin and employer contribution under the Profit Sharing Plan described below.
(2) Included in Other Compensation are employer's contributions under the Company's Profit Sharing Plan.
(3)   Included in Annual Compensation are director's fees of $4,000.

      Employee Benefit Plan. We offer a profit-sharing plan, the Microwave Transmission Systems, Inc. Profit Sharing Plan (the "Plan"), which covers all of our employees who have attained age 18 or older and have at least six months of service with us as of the semi-annual Plan entrance dates. We make non-matching contributions at the discretion of the Plan's trustees. Employees' profit sharing accounts are fully vested after seven years. In accordance with the Plan provisions, we cover all costs associated with the administration of the Plan. Employer discretionary contributions for the years ended December 31, 2002 and 2001 were $176,189 and $572,446, respectively.

Stock Option Grants

      On November 20, 2001, the Company granted options for a total of 515,000 shares of Common Stock. The following table summarized options received for the indicated individuals during fiscal 2001.

Name             Number of          % of            Exercise         Expiration
                 Shares            Total             Price             Date

Mike Sutton      28,000             5.4             $1.32           11/20/11
Susan King       26,000             5.0             $1.32           11/20/11
David Story      16,000             3.1             $1.32           11/20/11

Certain Relationships and Related Transactions

      The Company maintains a line of credit for $2,550,000 with a bank, and borrowings under that line of credit are guaranteed by P. David Spurlin.

      In fiscal 2002 and 2001, we leased our corporate headquarters office facility from P. David Spurlin on a month-to-month basis, a lease classified as an operating lease. Total rent expense associated with this lease was $56,400 for each of the years ended December 31, 2002 and 2001. In the first quarter of 2003, the Company purchased this facility from Mr. Spurlin. The purchase price, $380,000, was determined pursuant to an appraisal by the lender which financed the purchase by the Company. The loan, which is from a bank, is in the amount of $304,000, is for a term of fifteen years, bears interest at 5.3% per annum, and is payable monthly. Upon closing, Mr. Spurlin loaned the entire amount to the Company. The loan from Mr. Spurlin may be prepaid but matures on December 31, 2004 and bears interest, commencing April 1, 2003 at a rate equal to the prime interest rate published in the Wall Street Journal at the beginning of each calendar quarter. Interest accrues quarterly and is due at maturity.

      Until June 2002 we leased a house from P. David Spurlin, an arrangement that began in April 1999. The house provided lodging for out-of-town employees and contractors in lieu of the Company incurring hotel and other travel related charges. Total rent expense associated with this lease was $8,400 and $3,500 for each of the years ended December 31, 2001 and 2000, respectively.

      On August 30, 2001, we acquired three companies, each of which P. David Spurlin was a stockholder. In connection with these acquisitions, we issued 2,017,932 shares of Common Stock to P. David Spurlin and paid him $894,975.

      We paid Dan Lassiter $6,800 and $4,200 in 2001 and 2002, respectively, for tax accounting advice.

                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding the beneficial ownership as of November 3, 2003, of the Common stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock and by each Selling Shareholder, (b) each director of the Company, (c) each Named Executive Officer, and (d) as directors and executive officers of the Company as a group. Unless otherwise noted, each beneficial owner named below has sole investment and voting power with respect to the Common Stock shown below as beneficially owned by him.

Name and Address of               Number of                            Percent
Beneficial Owner               Shares Owned                            Owned

P. David Spurlin(1)            7,791,340                                66%

Susan King(1)                     17,550                                 1%

David Story(1)                    13,200                                 1%

Michael Sutton(1)                  5,000                                 0%

James A. Conant, Jr.(1)          920,494                                 8%

Donald D. Jones(1)               924,520                                 8%

Dwayne Griffin(1)                674,997                                 6%

Carl Moore                         2,000                                 0%
4104 Flower Garden
Arlington, TX 76016

S. Kerry Tassopoulos                -                                    0%
8750 N. Central Expwy, #2000
Dallas, TX 75231

Lou Strenger                         250                                 0%
P.O Box 515922
Dallas, TX 75251

Dan Lassiter
1701 Gateway Blvd                   -                                    0%
Ste 403
Richardson, TX 75080

All executive directors
and officers as a group
(Eight people)                 7,829,340                                66%

(1) The address of the indicated individual is 541 Sterling Drive, Richardson, TX 75081

                              STOCKHOLDER PROPOSALS

      Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the next Annual Meeting of Stockholders of the Company scheduled to be held in May of 2004 must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth hereinafter at a reasonable time before next year's annual meeting.

      Proposals of Shareholders intended to be presented at the next Annual Meeting of Stockholders which are not received by the Secretary of the Company at a reasonable time before next year's annual meeting shall be untimely. Upon the presentation at the next Annual meeting of Shareholders of any matter not timely proposed, the persons named in the proxy accompanying the Company's proxy statement relating to that meeting will have the discretionary authority to vote all proxies on such matters in accordance with their best judgment.

                                  OTHER MATTERS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing, and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In additional to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors, officers, and employees of the Company. Arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

      All information contained in this Proxy Statement relating to the occupation, affiliations, and securities holdings of directors and officers of the Company and their transactions with the Company is based upon information received from the individual directors and officers.

      Your directors and officers desire that all stockholders be represented at the Annual Meeting of Stockholders. In the event you cannot attend in person, please date, sign, and return the enclosed proxy in the enclosed, post-paid envelope at your earliest convenience so that your shares may be voted. The proxy must be signed by all registered holders exactly as the stock is registered.

      The Company will furnish without charge a copy of its Annual Report of Form 10-K, including the financial statements and the schedules thereto, for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to any stockholder upon written request to 541 Sterling Drive, Richardson, Texas 75081. A copy of the exhibits to such report will be furnished to any stockholder upon written request therefor and payment of a nominal fee.

         By Order of the Board of Directors.

         /s/ P. David Spurlin
         ---------------------------------------------------
         P. David Spurlin, Chief Executive Officer

         Richardson, Texas
         November 7, 2003

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT

  Introduction

      The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of Lou Strenger and Dan Lassiter. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, as well as the other matters set forth in the charter attached hereto. Management of the Company is responsible primarily for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls.

  Independence Review

      The Board of Directors appointed the Audit Committee in January 2001. In conjunction with other activities for fiscal year 2002, the Audit Committee reviewed and discussed the Company's audited financial statements with management of the Company. The members of the Audit Committee also discussed with the Company's independent auditors the matters required by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) and considered the compatibility of nonaudit services with the auditor's independence. The Audit Committee received from the Company's independent auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1, and discussed with the independent certified accountants the independent auditors independence.

      Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

  Submitted by the Audit Committee of the Board of Directors


  Lou Strenger
  Dan Lassiter